EXHIBIT 99.2

Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 1 to the Annual Report of Marimba, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Chmyz, Acting Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented in the Report.

November 12, 2002	/s/ Andrew Chmyz
Andrew Chmyz Acting Vice President, Finance and Chief Financial Officer